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                                                                   EXHIBIT 10.20
                                 AMENDMENT NO. 4
                                       TO
                            ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 4 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 23rd day of October, 2002, by and between VT Halter Marine, Inc., a Delaware corporation (the "Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation, Halter Marine, Inc., a Nevada corporation, Halter Marine, Inc., a Louisiana corporation, Halter Gulf Repair, Inc., a Delaware corporation, Halter Marine Services, Inc., a Mississippi corporation, Halter Marine Gulfport, Inc., a Nevada corporation, Gulf Coast Fabrication, Inc., a Mississippi corporation, and Halter Marine Pascagoula, Inc., a Delaware corporation, Debtors-in-Possession (collectively the "Seller") under jointly administered Case No. 01-52173 in the United States Bankruptcy Court in the Southern District of Mississippi filed on April 19, 2001. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the Purchase Agreement referred to below.)

     WHEREAS, Vision Technologies Kinetics, Inc., a Delaware corporation ("VTK"), and Seller entered into that certain Asset Purchase Agreement, made and entered into as of July 23, 2002, as amended (the "Purchase Agreement"), pursuant to which Seller agreed to sell, and VTK agreed to buy, substantially all of the assets used in connection with the Business; and

     WHEREAS, VTK has assigned its rights, effective August 23, 2002, under the Agreement to the Buyer hereunder; and

     WHEREAS, Buyer has requested from Seller that Buyer not be obligated to assume that certain Vessel Construction Agreement, dated as of September 28, 2001, by and between Halter Marine, Inc. and J & L, Inc. listed on Exhibit "A-3a" to the Purchase Agreement and the related subcontracts listed on Exhibit "A-3b" to the Purchase Agreement (collectively, the "J&L Contracts"); and

     WHEREAS, Seller has consented to the non-assignment of the J&L Contracts to Buyer;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments.

     (a) Exhibit "A-3a" to the Purchase Agreement is hereby amended by deleting the following therefrom: "3. Vessel Construction Agreement, dated as of September 28, 2001, by and between Halter Marine, Inc. and J & L, Inc. [Index Number 934]".

     (b) Exhibit "A-3b" to the Purchase Agreement is hereby amended by deleting therefrom the first four pages of the list attached thereto, which are the subcontracts that relate to the J&L Contracts.

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     (c) Schedule 2.2 to the Purchase Agreement is hereby amended by deleting therefrom all lines which contain references to the "J&L Barge Project".

     2. Continuation of Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall continue in full force and effect.

     3. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 and Addendum to Asset Purchase Agreement as of the day and year first above written.

                               VT HALTER MARINE, INC.

                               By: /s/ Alan Bragassam
                                  ---------------------------------------------
                                  Name:  Alan Bragassam
                                  Title: Authorized Representative

                               By:  /s/ Lim Siew Koon
                                  ---------------------------------------------
                                  Name:  Lim Siew Koon
                                  Title: Authorized Representative

                               FRIEDE GOLDMAN HALTER, INC.

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Senior Vice President-Administration

                               HALTER MARINE, Inc., a Nevada corporation

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                               HALTER MARINE, Inc., a Louisiana corporation

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                               HALTER MARINE SERVICES, INC.

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

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                               HALTER MARINE GULFPORT, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                               HALTER MARINE PASCAGOULA, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                               GULF COAST FABRICATION, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                               HALTER GULF REPAIR, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                                  Name:  Richard T. McCreary
                                  Title: Executive Vice President

                                       3